Veritiv Corporation 2Q14 Financial Results August 13, 2014

Safe Harbor Provision Certain statements contained in this presentation regarding Veritiv Corporation’s (the “Company”) future operating results, performance, business plans, prospects, guidance and any other statements not constituting historical fact are “forward - looking statements” subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995 . Where possible, the words “believe,” “expect,” “anticipate,” “intend,” “should,” “will,” “would,” “planned,” “estimated,” “potential,” “goal,” “outlook,” “may,” “predicts,” “could,” or the negative of such terms, or other comparable expressions, as they relate to the Company or its management, have been used to identify such forward - looking statements . All forward - looking statements reflect only the Company’s current beliefs and assumptions with respect to future operating results, performance, business plans, prospects, guidance and other matters, and are based on information currently available to the Company . Accordingly, the statements are subject to significant risks, uncertainties and contingencies, which could cause the Company’s actual operating results, performance or business plans or prospects to differ materially from those expressed in, or implied by, these statements . Factors that could cause actual results to differ materially from current expectations include risks and other factors described in the Company’s publicly available reports filed with the SEC, which contain a discussion of various factors that may affect the Company’s business or financial results . Such risks and other factors, which in some instances are beyond the Company’s control, include : the industry - wide decline in demand for paper and related products ; procurement and other risks in obtaining packaging, paper and facility products from our suppliers for resale to our customers ; increased competition, from existing and non - traditional sources ; loss of significant customers ; successful integration of the Unisource and xpedx businesses and realization and timing of the expected synergy and other cost savings from the merger ; our ability to collect trade receivables from customers to whom we extend credit ; fuel cost increases ; inclement weather, anti - terrorism measures and other disruptions to the transportation network ; our ability to generate sufficient cash to service our debt ; our ability to comply with the covenants contained in our debt agreements ; our ability to refinance or restructure our debt on reasonable terms and conditions as might be necessary from time to time ; increasing interest rates ; foreign currency fluctuations ; changes in accounting standards and methodologies ; regulatory changes and judicial rulings impacting our business ; adverse results from litigation, governmental investigations or tax related proceedings or audits ; the effects of work stoppages, union negotiations and union disputes ; our reliance on third - party vendors for various services ; and other events of which we are presently unaware or that we currently deem immaterial that may result in unexpected adverse operating results . The Company is not responsible for updating the information contained in this presentation beyond the published date, or for changes made to this document by wire services or Internet service providers . This presentation is being furnished to the SEC through a Form 8 - K . The Company’s Quarterly Report on Form 10 - Q for the period ended June 30 , 2014 to be filed with the SEC may contain updates to the information included in this release . We reference non - GAAP financial measures in this presentation . Please see the appendix for reconciliations of non - GAAP measures to the most comparable GAAP measures . 2

Mary Laschinger, Chairman & CEO 3

Creating An Industry Leader 4 Market Leadership » Creates North American market leader » Improves market position by combining top industry leaders » Strengthens relationships with top customers and suppliers ─ Minimal customer overlap ─ Greater supply chain capability ─ Greater sourcing strategies Value Creation » Bigger, stronger, and more stable company » Better able to service our customers » Growth for suppliers » Opportunity to capture significant synergies ─ Strategic sourcing ─ Supply chain efficiencies ─ Fixed costs Strategic Focus » Creates a standalone company allowing for strategic focus » Better positioned to take advantage of higher margin growth » Creates a unique combination of two like companies

2Q14 Veritiv Pro Forma Financial Results* Pro forma results for the second quarter ended June 30, 2014 : • Net sales were $2.3 billion. • Net loss of $3.3 million. • Diluted net loss per share was $0.21. • Adjusted EBITDA was $37.8 million. 5 *Please see the appendix for reconciliations of non - GAAP measures to the most comparable GAAP measures.

2Q14 Key Points Stabilizing ongoing operations as a combined business while maintaining customer focus Continuing to execute our plans for integration and synergy capture Aligning the organization around segment strategies, our operational model and organizational design 6 1 2 3

Steve Smith, CFO 7

2Q14 Veritiv Pro Forma Financial Results * 8 Total Net Sales $2,306 Net Earnings (loss) ($3.3) Adjusted EBITDA $37.8 Diluted EPS ($0.21) Three Months Ended June 30, 2014 Six Months Ended June 30, 2014 Three Months Ended June 30, 2013 Six Months Ended June 30, 2013 2014 consolidated pro forma adjusted EBITDA expected to be $135 million - $145 million *Please see the appendix for reconciliations of non - GAAP measures to the most comparable GAAP measures. Total Net Sales $2,407 Net Earnings (loss) $0.1 Adjusted EBITDA $42.4 Diluted EPS $0.01 Total Net Sales $4,544 Net Earnings (loss) $6.1 Adjusted EBITDA $61.9 Diluted EPS $0.38 Total Net Sales $4,775 Net Earnings (loss) ($7.0) Adjusted EBITDA $65.0 Diluted EPS ($0.44) % Change - 4.2% N / A - 10.8% N / A % Change - 4.8% N / A - 4.8% N / A (Unaudited, In Millions, Except Per Share Data)

9 Veritiv expects significant net synergies of $150M - $225M » Key areas that synergies will be derived from include: – Supply chain efficiencies – Selling, General and Administrative 0% 20% 40% 60% 80% 100% YE 2014 YE 2015 YE 2016 YE 2017 Net synergies expected to be realized Costs to achieve 1 ($225M): 30 - 35% 60 - 70% 80 - 90% 90 - 100% 1) Includes ~ $55 million of one - time integration capital expenditures Synergies & One - Time Integration Costs 15% - 25% 50% - 60% 80% - 90% 0% Management intends to improve Adjusted EBITDA by an incremental $100 million over next few years

10 Capital Structure Capital Allocation ▪ Expected capital spending of approximately $10 million for remainder of year ▪ Capital Allocation Priorities: – Fund costs of synergies and reinvest in the business – Pay down debt – Position company to return value to shareholders over time ▪ New $1.4 billion ABL facility in place, matures 2019 ̶ Initial draw down of approximately $755 million at closing ̶ Available liquidity at closing of approximately $500 million ▪ Initial ABL drawings used to repay Unisource debt and to fund IP cash dividend of $400 million ▪ Over the next few years, Veritiv expects revolver availability plus cash flow from operations will be sufficient to fund costs of achieving synergies and other working capital needs ABL Facility & Capital Allocation

Mary Laschinger, Chairman & CEO 11

Appendix: Non - GAAP Measures 12 We supplement our financial information prepared in accordance with GAAP with Adjusted EBITDA (earnings before interest, income taxes, depreciation and amortization, cash and non - cash restructuring (income) charges, stock - based compensation expense, LIFO (income) expense, asset impairment charges, (gain) loss on sale of joint venture, non - restructuring severance charges, merger and integration costs, income (loss) from discontinued operations, net of income taxes and certain other costs) because we believe investors commonly use Adjusted EBITDA as a main component of valuing companies such as ours. In addition, the credit agreement governing our ABL Facility permits us to exclude these and other charges and expenses in calculating “Consolidated EBITDA” pursuant to such credit agreement. Adjusted EBITDA is not a measurement of financial performance under GAAP. Non - GAAP measures do not have definitions under GAAP and may be defined differently by and not be comparable to, similarly titled measures used by other companies. As a result, we consider and evaluate non - GAAP measures in connection with a review of the most directly comparable measure calculated in accordance with GAAP. We caution investors not to place undue reliance on such non - GAAP measures, but also to consider them with the most directly comparable GAAP measure. Adjusted EBITDA has limitations as an analytical tool and should not be considered in isolation or as a substitute for analyzing our results as reported under GAAP. Please see the following schedules and related footnotes for reconciliations of these non - GAAP measures to the most comparable GAAP measures.

Appendix: Reconciliation of Non - GAAP Measures 13 Table I VERITIV CORPORATION RECONCILIATION OF NON-GAAP MEASURES (in millions, except per share amounts) (unaudited) xpedx As Reported Pro Forma Adjustments* Veritiv Pro Forma As Adjusted xpedx As Reported Pro Forma Adjustments* Veritiv Pro Forma As Adjusted Net sales 1,329.0$ 976.8$ 2,305.8$ 1,402.9$ 1,004.3$ 2,407.2$ Net income (loss) 2.9$ (6.2)$ (3.3)$ (2.4)$ 2.5$ 0.1$ Interest expense, net - 7.6 7.6 - 8.0 8.0 Income tax provision (benefit) 2.1 7.3 9.4 (1.4) (0.3) (1.7) Depreciation and amortization 4.3 6.9 11.2 4.1 7.5 11.6 EBITDA 9.3 15.6 24.9 0.3 17.7 18.0 Restructuring (income) charges (0.9) - (0.9) 17.3 1.7 19.0 Non-restructuring stock-based compensation 3.2 - 3.2 3.3 0.2 3.5 LIFO (income) expense 3.4 1.5 4.9 (0.4) 1.6 1.2 Asset impairment - 2.8 2.8 - 0.2 0.2 Non-restructuring severance charges 0.6 0.2 0.8 0.2 0.2 0.4 Merger and integration costs 2.1 - 2.1 - - - (Loss) income from discontinued operations, net of taxes - - - (0.1) - (0.1) Pro Forma Adjusted EBITDA 17.7$ 20.1$ 37.8$ 20.8$ 21.6$ 42.4$ xpedx As Reported Pro Forma Adjustments* Veritiv Pro Forma As Adjusted xpedx As Reported Pro Forma Adjustments* Veritiv Pro Forma As Adjusted Net sales 2,636.4$ 1,907.5$ 4,543.9$ 2,791.3$ 1,983.7$ 4,775.0$ Net income (loss) 8.4$ (2.3)$ 6.1$ (3.1)$ (3.9)$ (7.0)$ Interest expense, net - 15.3 15.3 - 16.2 16.2 Income tax provision (benefit) 5.8 6.7 12.5 (1.9) (0.7) (2.6) Depreciation and amortization 8.9 13.6 22.5 8.4 14.9 23.3 EBITDA 23.1 33.3 56.4 3.4 26.5 29.9 Restructuring (income) charges (1.1) 0.2 (0.9) 24.4 2.5 26.9 Non-restructuring stock-based compensation 4.3 0.1 4.4 7.8 0.4 8.2 LIFO (income) expense (0.3) 1.3 1.0 (2.3) 1.3 (1.0) Asset impairment charge - 2.8 2.8 - 0.3 0.3 (Gain) Loss on sale of joint venture - (6.6) (6.6) - - - Non-restructuring severance charges 2.2 0.4 2.6 0.6 0.2 0.8 Merger and integration costs 2.1 - 2.1 - - - (Loss) income from discontinued operations, net of taxes (0.1) - (0.1) 0.1 - 0.1 Pro Forma Adjusted EBITDA 30.4$ 31.5$ 61.9$ 33.8$ 31.2$ 65.0$ * Pro forma adjustments take into account as if the merger with UWW Holdings, Inc. and the related financing occurred on January 1, 2013. For the Three Months Ended June 30, 2014 For the Three Months Ended June 30, 2013 For the Six Months Ended June 30, 2014 For the Six Months Ended June 30, 2013

Veritiv Corporation 2Q14 Financial Results August 13, 2014